SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2013

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____              Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____              Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7-Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 11, 2013, representatives of Old Line Bancshares, Inc. (Registrant) will hold meetings with, and make presentations to, investors and/or analysts during which they will present a review of the Registrant’s financial results, strategic goals and information related to the merger with WSB Holdings, Inc.  Attached, as exhibit 99.1 to this report, is a series of slides that the representatives will present in such meetings.

The slides are furnished under this Item 7.01 of this Current Report on Form 8-K and shall not be deemed filed with the Commission for purposes of the Securities Exchange Act of 1934, as amended.  The information contained therein shall not be incorporated by reference into any filing of the Company regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit shall be deemed to be furnished and not filed.

99.1  Investor Presentation-June 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: June 11, 2013	By:	/s/Mark A. Semanie
Mark A. Semanie, Chief Operating Officer & Acting Chief Financial Officer